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                                                                    EXHIBIT 24



                     [LETTERHEAD OF ARTHUR ANDERSEN LLP]


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report (and to all references to our firm) included or made a part of this Form 10-KSB.

                                         ARTHUR ANDERSEN LLP

Phoenix, Arizona,
 October 23, 1996.